                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                           [X]
Filed by a party other than the Registrant        [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Salomon Brothers Worldwide Income Fund Inc.
(Name of Registrant as Specified in its Charter)

William J. Renahan
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which the transaction applies:

(2)   Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)   Proposed maximum aggregate value of transaction:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

(3)   Filing party:

                   SALOMON BROTHERS WORLDWIDE INCOME FUND INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                                January 31, 2005


To the Stockholders:

    The Annual Meeting of Stockholders (the 'Meeting') of Salomon Brothers Worldwide Income Fund Inc. (the 'Fund') will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York, on Friday, February 25, 2005 at 3 p.m., New York time, for the purposes of considering and voting upon the following:

        1. The election of Directors (Proposal 1); and

        2. Any other business that may properly come before the Meeting.

    The close of business on December 27, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

                                          By Order of the Board of Directors,

                                          Robert I. Frenkel
                                          Secretary

--------------------------------------------------------------------------------
    TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW
  SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                      REGISTRATION                                  VALID SIGNATURE
                      ------------                                  ---------------
CORPORATE ACCOUNTS
------------------
(1) ABC Corp.............................................  ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.............................................  John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer...................  John Doe
(4) ABC Corp. Profit Sharing Plan........................  John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust............................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78.................  Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA..  John B. Smith
(2) John B. Smith........................................  John B. Smith, Jr., Executor

                   SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                               ------------------

                                PROXY STATEMENT

    This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers Worldwide Income Fund Inc. (the 'Fund') of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, Conference Room, New York, New York, on Friday, February 25, 2005 at 3 p.m. New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about January 31, 2005. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors. The close of business on December 27, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and proportional fraction of a vote for each fractional share held. On December 27, 2004, there were 12,920,950 shares of the Fund's common stock outstanding.

    In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the Meeting may be adjourned to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

    Salomon Brothers Asset Management Inc ('SBAM'), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund's investment adviser. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class I Directors to hold office until the year 2008 or thereafter when their respective successors are elected and qualified. The terms of office of the remaining Class I and Class II Directors expire at the year 2006 and 2007 Annual Meeting of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

    The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees are currently members of the Fund's Board of Directors. Each of the nominees for election has indicated that they will serve if elected, but if they should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

    The following table provides information concerning the nominees for election as Class I of the Fund:

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                        FUND
                                                                                       COMPLEX
                                                                                     OVERSEEN BY
                                 POSITION(S)   LENGTH OF                               NOMINEE
                                  HELD WITH      TERM      PRINCIPAL OCCUPATION(S)   (INCLUDING     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE              THE FUND     SERVED       DURING PAST 5 YEARS      THE FUND)       HELD BY NOMINEE
---------------------            ------------  ---------   -----------------------  -------------   -------------------
NON-INTERESTED NOMINEES

NOMINEES TO SERVE AS CLASS I DIRECTORS UNTIL THE 2008 ANNUAL MEETING OF STOCKHOLDERS

Leslie H. Gelb                   Director and    Since     President Emeritus and         34        Director of
150 East 69th Street             Member of        2001     Senior Board Fellow,                     two registered
New York, NY 10021               Audit and                 The Council on Foreign                   investment
Birth year: 1937                 Nominating                Relations; formerly,                     companies advised
                                 Committees                Columnist, Deputy                        by Advantage
                                                           Editorial Page Editor                    Advisers, Inc.
                                                           and Editor, Op-Ed Page,                  ('Advantage').
                                                           The New York Times.

Jeswald W. Salacuse              Director and    Since     Henry J. Braker                34        Director of two
Tufts University                 Member of        1993     Professor of Commercial                  registered
The Fletcher School of Law       Audit and                 Law and formerly Dean,                   investment
 & Diplomacy                     Nominating                The Fletcher School of                   companies advised
Packard Avenue                   Committees                Law & Diplomacy, Tufts                   by Advantage.
Medford, MA 02155                                          University; formerly,
Birth year: 1938                                           Fulbright Distinguished
                                                           Chair in Comparative
                                                           Law, University of
                                                           Trento, Italy.

    The following table provides information concerning the remaining Directors of the Fund:

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                         FUND
                                                                                        COMPLEX
                                                                                      OVERSEEN BY
                                 POSITION(S)   LENGTH OF                               DIRECTOR
                                  HELD WITH      TERM      PRINCIPAL OCCUPATION(S)    (INCLUDING     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE              THE FUND     SERVED       DURING PAST 5 YEARS       THE FUND)      HELD BY DIRECTOR
---------------------            ------------  ---------   ------------------------  -------------   -------------------
CLASS II DIRECTORS SERVING UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR

Carol L. Colman                  Director and    Since     President, Colman             37       None
Colman Consulting                Member of        2002     Consulting Co.
278 Hawley Road                  Audit and
North Salem, NY 10560            Nominating
Birth year: 1946                 Committees

William R. Hutchinson            Director and    Since     President, W.R.               42       Associated Banc-
535 N. Michigan                  Member of        2003     Hutchinson                             Corp.
Suite 1012                       Audit                     & Associates Inc.;
Chicago, IL 60611                Committee                 formerly Group Vice
Birth year: 1942                                           President, Mergers and
                                                           Acquisitions,
                                                           BP AMOCO.
INTERESTED DIRECTOR

R. Jay Gerken*                   Director,       Since     Managing Director,           221       None
Citigroup Asset Management       Chairman and     2002     Citigroup Global
 ('CAM')                         Chief                     Markets Inc. ('CGM');
399 Park Avenue                  Executive                 Chairman, President and
New York, NY 10022               Officer                   Chief Executive Officer
Birth year: 1951                                           and Director of Smith
                                                           Barney Fund Management,
                                                           LLC ('SBFM'), Travelers
                                                           Investment Advisor,
                                                           Inc. ('TIA'), and Citi
                                                           Fund Management Inc.
                                                           ('CFM'), President and
                                                           Chief Executive Officer
                                                           of certain mutual funds
                                                           associated with
                                                           Citigroup Inc.,
                                                           ('Citigroup'); Formerly
                                                           Portfolio Manager of
                                                           Smith Barney Allocation
                                                           Services Inc. (from
                                                           1996 to 2001) and Smith
                                                           Barney Growth and
                                                           Income Fund (from 1996
                                                           to 2000).

CLASS III DIRECTORS SERVING UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS

Daniel P. Cronin                 Director and    Since     Formerly, Associate           34       None
24 Woodlawn Ave.                 Member of        1993     General Counsel,
New Rochelle, NY 10804           Audit and                 Pfizer, Inc.
Birth year: 1946                 Nominating
                                 Committees

                                                  (table continued on next page)

(table continued from previous page)

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN
                                                                                         FUND
                                                                                        COMPLEX
                                                                                      OVERSEEN BY
                                 POSITION(S)   LENGTH OF                               DIRECTOR
                                  HELD WITH      TERM      PRINCIPAL OCCUPATION(S)    (INCLUDING     OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE              THE FUND     SERVED       DURING PAST 5 YEARS       THE FUND)      HELD BY DIRECTOR
---------------------            ------------  ---------   ------------------------  -------------   -------------------
Dr. Riordan Roett                Director and    Since     Professor and Director,         34        None
The Johns Hopkins                Member of        1995     Latin American Studies
 University                      Audit and                 Program, Paul H. Nitze
1710 Massachusetts Ave.,         Nominating                School of Advanced
 NW                              Committees                International Studies,
Washington, D.C. 20036                                     The Johns Hopkins
Birth year: 1938                                           University.

---------

* Mr. Gerken is an 'interested person' as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), because he is a Managing Director of SBAM, the Fund's investment adviser.

    The following table provides information concerning the dollar range(1) of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2004:

                                   DOLLAR RANGE(1) OF EQUITY   AGGREGATE DOLLAR RANGE(1) OF EQUITY SECURITIES IN ALL FUNDS
NAME OF DIRECTOR/NOMINEE            SECURITIES IN THE FUND          OVERSEEN BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
------------------------            ----------------------          ------------------------------------------------
NON-INTERESTED DIRECTORS/NOMINEES

Carol L. Colman                                A                                            E
Daniel P. Cronin                               C                                            E
Leslie H. Gelb                                 A                                            A
William R. Hutchinson                          A                                            E
Dr. Riordan Roett                              A                                            C
Jeswald W. Salacuse                            B                                            C

INTERESTED DIRECTOR/NOMINEE

R. Jay Gerken                                  B                                            E

---------

(1) The dollar ranges are as follows: 'A' = None; 'B' = $1-$10,000;
    'C' = $10,001-$50,000; 'D' = $50,001-$100,000; 'E' = over $100,000.

    No Director or nominee for election as Director who is not an 'interested person' of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in SBAM, the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of December 31, 2004.

    At December 27, 2004, Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's common stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of common stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 12,229,281 shares, equal to approximately 94.6% of the outstanding shares of the Fund's common stock.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

    The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

    The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee which meet periodically and whose responsibilities are described below. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders but encourages such attendance.

    During the fiscal year ended October 31, 2004, the Board of Directors met six times. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible.

    The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

    The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. In addition to Mr. Gerken, the current executive officers of the Fund are:

                               POSITION(S) HELD    LENGTH OF                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH FUND      TIME SERVED                  DURING PAST 5 YEARS
-----------------------------  -----------------  -----------  ---------------------------------------------------
Peter J. Wilby                 President         Since 2002   Managing Director of CGM and SBAM.
 CAM                           Executive Vice     1993-2002
 399 Park Avenue               President
 New York, NY 10022
 Birth year: 1958

Andrew B. Shoup                Senior Vice       Since 2003   Director of CAM; Chief Administrative Officer of
 CAM                           President and                  mutual funds associated with Citigroup Inc.; Head
 125 Broad Street, 11th Floor  Chief                          of International Funds Administration of CAM from
 New York, NY 10004            Administrative                 2001 to 2003; Director of Global Funds
 Birth year 1956               Officer                        Administration of CAM from 2000 to 2001; Head of
                                                              U.S. Citibank Funds Administration of CAM from 1998
                                                              to 2000.

                                                  (table continued on next page)

(table continued from previous page)

                               POSITION(S) HELD    LENGTH OF                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH FUND      TIME SERVED                  DURING PAST 5 YEARS
-----------------------------  -----------------  -----------  ---------------------------------------------------
James E. Craige                Executive Vice     Since 1996   Managing Director of CGM and SBAM.
 CAM                           President
 399 Park Avenue
 New York, NY 10022
 Birth year: 1967

Thomas K. Flanagan             Executive Vice     Since 1994   Managing Director of CGM and SBAM.
 CAM                           President
 399 Park Avenue
 New York, NY 10022
 Birth year: 1956

Beth A. Semmel                 Executive Vice     Since 1996   Managing Director of CGM and SBAM.
 CAM                           President
 399 Park Avenue
 New York, NY 10022
 Birth year: 1960

Maureen O'Callaghan            Executive Vice     Since 1996   Managing Director, SBAM (since January 2001);
 CAM                           President                       Director and Vice President, SBAM (prior to 2001).
 399 Park Avenue
 New York, NY 10022
 Birth year: 1964

Frances M. Guggino             Treasurer and      Since 2004   Vice President of CGM; Treasurer and Chief
 CAM                           Chief Financial                 Financial Officer of certain mutual funds
 125 Broad Street, 10th Floor  Officer                         associated with Citigroup.
 New York, NY 10004            Controller          2002-2004   Controller of certain mutual funds associated with
 Birth year: 1957                                              Citigroup.

Wendy Setnicka                 Controller         Since 2004   Vice President of CGM since 2003; Assistant Vice
 CAM                                                           President of CGM (from 2001 to 2003); Controller
 125 Broad Street,                                             (since 2004) or Assistant Controller (from 2002 to
 New York, NY 10004                                            2004) of certain mutual funds associated with
 Birth year: 1964                                              Citigroup; Accounting Manager with CGM (from 1998
                                                               to 2002).

Robert I. Frenkel              Secretary and      Since 2003   Managing Director and General Counsel, Global
 CAM                           Chief Legal                     Mutual Funds for CAM and its predecessor (since
 300 First Stamford Place      Officer                         1994); Secretary of Citi Fund Management Inc.;
 Stamford, CT 06902                                            Secretary of certain funds associated with
 Birth year: 1954                                              Citigroup Inc.; Chief Legal Officer of mutual funds
                                                               associated with Citigroup Inc.

Andrew Beagley                 Chief Compliance   Since 2004   Compliance Officer, Chief Compliance Officer and
 CAM                           Officer                         Vice President of certain mutual funds associated
 399 Park Avenue, 4th Floor                                    with Citigroup; Director of Compliance, Europe, the
 New York, NY 10022                                            Middle East and Africa, Citigroup Asset Management
 Birth year: 1962                                              (from 1999 to 2000); Compliance Officer, Salomon
                                                               Brothers Asset Management Limited, Smith Barney
                                                               Global Capital Management Inc., Salomon Brothers
                                                               Asset Management Asia Pacific Limited (from 1997 to
                                                               1999).

    The Fund's Audit Committee is composed of all Directors who are not 'interested persons' of the Fund, SBAM or their affiliates within the meaning of the 1940 Act, and who are 'independent' as defined in the New York Stock Exchange listing standards. The principal functions of the Audit Committee are to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent auditors. This Committee met twice during the fiscal year ended October 31, 2004. The Fund adopted an Audit Committee Charter at a meeting held on January 20, 2004, a copy of which is attached to this Proxy Statement as Annex A.

    The Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is currently composed of Ms. Colman, Messers. Cronin, Gelb and Salacuse and Dr. Roett. Only Directors who are not 'interested persons' of the Fund as defined in the 1940 Act and who are 'independent' as defined in the New York Stock Exchange listing standards are members of the Nominating Committee. The Nominating Committee will accept nominees recommended by a stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met once during the Fund's fiscal year ended October 31, 2004. The Fund adopted a Nominating Committee Charter at a meeting held on January 20, 2004, a copy of which is attached to this Proxy Statement as Annex B.

    The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee may consider the following factors, among any others it may deem relevant:

      whether or not the person is an 'interested person' as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

      whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

      whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

      whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

      the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

      the character and integrity of the person; and

      whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

                               ADDITIONAL MATTERS

    Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each Director from the Fund during the fiscal year ended October 31, 2004 and the total compensation paid to each Director by the Fund and other funds advised by SBAM and its affiliates for the calendar year ended December 31, 2003. Certain of the Directors listed below are members of the Audit and Nominating Committees of the Fund and other committees of certain other investment companies advised by SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended October 31, 2004 by the Fund to Mr. Gerken, who is an 'interested person' as defined in the 1940 Act.

                                                                          TOTAL COMPENSATION
                                                                          FROM THE FUND AND
                                                      AGGREGATE              OTHER FUNDS
                                                    COMPENSATION           ADVISED BY SBAM
                                                    FROM THE FUND       AND ITS AFFILIATES FOR
                                                FOR FISCAL YEAR ENDED    CALENDAR YEAR ENDED
NAME OF DIRECTORS                                     10/31/04                 12/31/03
-----------------                                     --------                 --------
                                                                           DIRECTORSHIPS(A)
Carol L. Colman...............................         $12,500              $197,350(37)
Daniel P. Cronin..............................         $10,800              $117,450(34)
Leslie H. Gelb................................         $10,000              $111,150(34)
William R. Hutchinson.........................         $14,400              $114,600(44)
Dr. Riordan Roett.............................         $11,700              $163,300(34)
Jeswald W. Salacuse...........................         $11,500              $137,150(34)

---------

(A) The numbers in parentheses indicate the applicable number of directorships held by that Director.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require Directors and officers of the Fund, persons who own more than 10% of the Fund's Common Stock and SBAM and its directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that for the fiscal year ended October 31, 2004, all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year.

                         REPORT OF THE AUDIT COMMITTEE

    Pursuant to a meeting of the Audit Committee on December 21, 2004, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ('PwC'), the Independent Registered Public Accounting Firm to the Fund, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence.

    Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent public accountants, reviewing annual financial statements and recommending the selection of the Fund's independent public accountants. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent public accountants are responsible for planning and carrying out the audit of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

    The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent public accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

    Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended October 31, 2004.

                                               Submitted by the Audit Committee
                                               of the Fund's Board of Directors

                                               Carol L. Colman
                                               Daniel P. Cronin
                                               Leslie H. Gelb
                                               William R. Hutchinson
                                               Dr. Riordan Roett
                                               Jeswald W. Salacuse

REQUIRED VOTE

    Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

    THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT 'INTERESTED PERSONS,' UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' THE NOMINEES FOR DIRECTOR.

           FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    AUDIT FEES. The aggregate fees billed by PwC in connection with the annual audit of the Fund's financial statements and for services normally provided by PwC in connection with the statutory and regulatory filing of the Fund for the fiscal years ended October 31, 2003 and October 31, 2004 were $53,000 and $53,000, respectively, including out of pocket expenses.

    AUDIT-RELATED FEES. The aggregate fees billed by PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statement, other than the Audit Fees described above, which include the performance of agreed upon procedures (which, among other items, include maintenance testing in connection with the revolving credit facility) for the fiscal years ended October 31, 2003 and October 31, 2004 were $85,000 and $85,000, respectively.

    In addition, there were no Audit-Related Fees billed in the years ended October 31, 2003 and October 31, 2004 for assurance and related services by PwC to SBAM and any entity controlling, controlled by or under common control with SBAM that provides ongoing services to the Fund (SBAM and such other entities together, the 'Service Affiliates'), that were related to the operations and financial reporting of the Fund. Accordingly, there were no such fees that required pre-approval by the Audit Committee.

    TAX FEES. The aggregate fees billed by PwC for tax compliance and tax advice, which includes the filing and amendment of federal, state and local income tax returns rendered by PwC to the Fund for the fiscal years ended October 31, 2003 and October 31, 2004 were $5,700 and $5,700, respectively.

    There were no fees billed by PwC to the Service Affiliates for tax services for the 2003 and 2004 fiscal years that were required to be approved by the Fund's Audit Committee.

    ALL OTHER FEES. There were no other fees billed for other non-audit services rendered by PwC to the Fund for the fiscal years ended October 31, 2003 and October 31, 2004.

    All other fees billed by PwC to the Service Affiliates for other non-audit services for the fiscal year ended October 31, 2004 that were required to be approved by the Fund's Audit Committee, which included the issuance of reports on internal controls under Statement of Auditing Standards No. 70 relating to various Citigroup Assets Management ('CAM') entities, were $790,000.

    Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by PwC to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee, but has not yet done so.

    The aggregate non-audit fees billed by PwC for services rendered to the Fund for the fiscal years ended October 31, 2003 and October 31, 2004 were $0 and $0, respectively. The aggregate non-audit fees billed by PwC for services rendered to the Service Affiliates for the fiscal years ended October 31, 2003 and October 31, 2004 were $6.4 million and $2.2 million.

    The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining PwC's independence. All services provided by PwC to the Fund or to the Service Affiliates that were required to be approved by the Audit Committee were pre-approved.

    A representative of PwC, if requested by any stockholder, will be present via telephone at the meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

 PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS AND OTHER STOCKHOLDER COMMUNICATIONS

    All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2006 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than September 28, 2005. Any stockholder who desires to bring a proposal at the Fund's 2006 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Citigroup Asset Management c/o Salomon Brothers Worldwide Income Fund Inc., 300 First Stamford Place, 4th Floor, Stamford, CT 06902) during the period from
November 28, 2005 to December 26, 2005. However, if the Fund's 2006 Annual Meeting of Stockholders is held earlier than January 25, 2006 or later than April 25, 2006, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2006 Annual Meeting to the later of 60 days prior to the date of the 2006 Annual Meeting or 10 days following the public announcement of the date of the 2006 Annual Meeting.

    The Fund's Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, 'Accounting Matters'). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Citigroup Chief Compliance Officer ('CCO'). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, 'Complaint Officers'). Complaints may be submitted on an anonymous basis.

    The CCO may be contacted at:

       Citigroup Asset Management
       Compliance Department
       399 Park Avenue, 4th Floor
       New York, NY 10022

    Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

    The Fund's Audit Committee Chair may be contacted at:

       Salomon Brothers Worldwide Income Fund Inc.
       Audit Committee Chair
       c/o Robert K. Fulton, Esq.
       Stradley Ronon Stevens & Young, LLP
       2600 One Commerce Square
       Philadelphia, PA 19103

    Stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

                               OTHER INFORMATION

    The Fund's Annual Report containing financial statements for the fiscal year ended October 31, 2004, is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                         EXPENSES OF PROXY SOLICITATION

    The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                                 OTHER BUSINESS

    The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

January 31, 2005

                                    ANNEX A

                            AUDIT COMMITTEE CHARTER
                  AMENDED AND RESTATED AS OF JANUARY 20, 2004

ESTABLISHMENT AND PURPOSE

    This document serves as the Charter for the Audit Committee (the 'Committee') of the Board of each registered investment company (the 'Fund') advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an 'Adviser') listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements
(iii) the qualifications and independence of the Fund's independent auditors and
(iv) the performance of the Fund's internal audit function and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent auditors; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.

DUTIES AND RESPONSIBILITIES

    The Fund's independent auditors are accountable to the Committee.

    The Committee shall:

     1. Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

     2. Confirm with any independent auditor retained to provide audit services that the independent auditor has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

     3. Approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to

---------
(1) The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation;
    (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

        the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

     4. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

     5. Review, in consultation with the independent auditors, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

     6. Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue
        Code).

     7. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit and management's response, including a discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

     8. Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

     9. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or 'deficiency' letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

---------
 Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ('Covered Service Providers') constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund,
 (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

    10. For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

    11. For each closed-end Fund, obtain and review a report by the Fund's independent auditors describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor's independence) all relationships between the independent auditor and the Fund.

    12. For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

    13. For each closed-end Fund, review hiring policies for employees or former employees of the Fund's independent auditors.

    14. For each closed-end Fund, discuss with management and the Fund's independent auditors the Fund's audited financial statements and discuss with management the Fund's unaudited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report.

    15. For each closed-end Fund, discuss the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

    16. For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

    The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel, counsel to the Independent Board Members and the Fund's other service providers.

COMPOSITION

    The Committee shall be composed of each Board member who has been determined not to be an 'interested person,' as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ('1940 Act'), of the Fund (the 'Independent Board Members'), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(B) of the New York Stock Exchange's Listed Company Manual or as set forth in Section 121(a) of the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

MEETINGS

    The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund's counsel, counsel to the Independent Board Members, the Adviser, the Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund's independent auditors outside the presence of the Fund's and the Adviser's officers and employees. The Committee will also meet periodically with the Fund's management outside the presence of the Fund's independent auditors. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

    One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

    The Chairperson shall report regularly to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

    The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct 'field work' or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an 'audit committee financial expert,' within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

    In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

    This Charter may be amended by a vote of a majority of the Board members.

                                                                      APPENDIX A

                    Salomon Brothers Series Funds Inc (SFS)

             Salomon Brothers Institutional Series Funds Inc (ISFS)

               Salomon Brothers Variable Series Funds Inc (VSFS)

             Salomon Brothers Capital and Income Fund Inc. (SCD) *

            Salomon Brothers Emerging Markets Debt Fund Inc. (ESD) *

       Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL) *

           Salomon Brothers Emerging Markets Income Fund Inc. (EMD) *

         Salomon Brothers Emerging Markets Income Fund II Inc. (EDF) *

             Salomon Brothers Global High Income Fund Inc. (EHI) *

           Salomon Brothers Global Partners Income Fund Inc. (GDF) *

                 Salomon Brothers High Income Fund Inc. (HIF) *

               Salomon Brothers High Income Fund II Inc. (HIX) *

             Salomon Brothers Municipal Partners Fund Inc. (MNP) *

            Salomon Brothers Municipal Partners Fund II Inc. (MPT) *

              Salomon Brothers Worldwide Income Fund Inc. (SBW) *

   Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG) *

           Salomon Brothers Variable Rate Strategic Fund Inc. (GFY) *

---------
* Closed-end Funds. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

                                    ANNEX B

                          NOMINATING COMMITTEE CHARTER

ORGANIZATION

    The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a 'Fund' and together, the 'Funds') shall be composed solely of Directors who are not 'interested persons' of the Fund as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the '1940 Act') and, with respect to those Funds listed on the New York Stock Exchange, who are 'independent' as defined in the New York Stock Exchange listing standards ('Independent Directors'). The Board of Directors of the Fund (the 'Board') shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

RESPONSIBILITIES

    The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

    In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

      whether or not the person is an 'interested person' as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

      whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

      whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

      whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

      the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

      the character and integrity of the person; and whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

    While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

QUORUM

    A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

    After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

MEETINGS

    The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: January 20, 2004

                                                                      APPENDIX A

                    Salomon Brothers Series Funds Inc (SFS)

             Salomon Brothers Institutional Series Funds Inc (ISFS)

               Salomon Brothers Variable Series Funds Inc (VSFS)

              Salomon Brothers Capital and Income Fund Inc. (SCD)

             Salomon Brothers Emerging Markets Debt Fund Inc. (ESD)

        Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL)

            Salomon Brothers Emerging Markets Income Fund Inc. (EMD)

          Salomon Brothers Emerging Markets Income Fund II Inc. (EDF)

              Salomon Brothers Global High Income Fund Inc. (EHI)

            Salomon Brothers Global Partners Income Fund Inc. (GDF)

                  Salomon Brothers High Income Fund Inc. (HIF)

                Salomon Brothers High Income Fund II Inc. (HIX)

              Salomon Brothers Municipal Partners Fund Inc. (MNP)

             Salomon Brothers Municipal Partners Fund II Inc. (MPT)

               Salomon Brothers Worldwide Income Fund Inc. (SBW)

    Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG)

            Salomon Brothers Variable Rate Strategic Fund Inc. (GFY)

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




                                                                      Appendix 1


Proof # 2






                           SALOMON BROTHERS WORLDWIDE
                                INCOME FUND INC.

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints R. Jay Gerken, William J. Renahan and Robert M. Nelson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers Worldwide Income Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York on Friday, February 25, 2005, at 3:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the Nominees as Directors.

Please refer to the Proxy Statement for a discussion of the Proposals.

                (Continued and to be signed on the reverse side)

                       ANNUAL MEETING OF STOCKHOLDERS OF

                           SALOMON BROTHERS WORLDWIDE
                                INCOME FUND INC.

                               February 25, 2005

Proof # 2



                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.



     Please detach along perforated line and mail in the envelope provided.


--------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. Election of Directors:

                                   NOMINEES:
[ ] FOR ALL NOMINEES               ( ) Leslie H. Gelb
                                   ( ) Jeswald W. Salacuse

[ ] WITHHOLD AUTHORITY
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)



INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ( )
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please note      [ ]
that changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

2. Any other business that may properly come before the Meeting.


Please Complete, Sign and Date hereon and Mail in Accompanying Postpaid
Envelope.






                              Please check the box to the right if         [ ]
                                you will be attending the Meeting.



Signature of Stockholder                             Date:
                        --------------------------        ---------------------

Signature of Stockholder                             Date:
                        --------------------------        ---------------------

  Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.